UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2025

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown, Suite 550

Houston, TX 77056

Registrant’s telephone number, including area code: (832) 260-0222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	NXLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Justin Van Fleet

On July 17, 2025, Nexalin Technology, Inc. (the “Company”) and Justin Van Fleet entered into an employment agreement (the “Employment Agreement”), pursuant to which Mr. Van Fleet agreed to serve as the Chief Financial Officer of the Company, with the first date of employment to commence on August 1, 2025 (the “Commencement Date”). Prior to joining the Company, Mr. Van Fleet, a certified public accountant, was a partner at Marcum LLP and predecessor firm Friedman LLP. Pursuant to the Employment Agreement, Mr. Van Fleet will receive an annual base salary of $250,000. He will also receive a onetime grant of (x) 25,000 of unregistered shares of the Common Stock of the Company and (y) a stock option exercisable into 130,435 shares of the Company’s common stock on the grant date, each of the unregistered shares and stock option are subject to the terms of the Company’s 2023 Equity Incentive Plan, as amended. One half of the stock option will vest on the six-month anniversary of the Commencement Date, and the other one half of the option will vest on the one-year anniversary of such date. The Employment Agreement for Mr. Van Fleet provides for two discretionary bonus payments, both in the amount of $20,000 and determined, respectively, on the basis that Mr. Van Fleet shall remain employed with the Company through the end of 2025 and the term of the Employment Agreement of one year.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to its full text, a copy which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated July 17, 2025, by and between Nexalin Technology, Inc. and Justin Van Fleet

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEXALIN TECHNOLOGY, INC.

By:	/s/ Mark White
Mark White
Chief Executive Officer

Dated: July 21, 2025

2